              AmeriCredit Automobile Receivables Trust 1996-C
              Class A-1 5.574% Money Market Asset Backed Notes
                 Class A-2 Floating Rate Asset Backed Notes
                     Class A-3 6.40% Asset Backed Notes
                      6.65% Asset Backed Certificates
                           Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1996-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Backup Servicer and Trust Collateral Agent, dated as of August 1, 1996. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning: 01/01/97
Monthly Period Ending: 01/31/97

I. MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

   A.  Beginning of period Aggregate Principal Balance                                         $156,124,295
                                                                                               ------------
   B.  Purchase of Subsequent Receivables                                                                 0
                                                                                               ------------
   C.  Monthly Principal Amounts
       (1)  Collections on Receivables outstanding
              at end of period                                           4,599,120
                                                                       -----------
       (2)  Collections on Receivables paid off
              during period                                              1,125,113
                                                                       -----------
       (3)  Receivables becoming Liquidated Receivables
              during period                                              1,758,285
                                                                       -----------
       (4)  Receivables becoming Purchased Receivables
              during period
                                                                       -----------
       (5)  Cram Down Losses occurring during period
                                                                       -----------
       (6)  Other Receivables adjustments                                    9,037
                                                                       -----------
       (7)  Less amounts allocable to Interest                          (2,350,804)
                                                                       -----------
       Total Monthly Principal Amounts                                                            5,140,751
                                                                                               ------------
   D.  End of period Aggregate Principal Balance                                               $150,983,544
                                                                                               ------------
   E.  Pool Factor                                                                               86.276624%
                                                                                               ------------
II. MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                           Class A-1    Class A-2   Class A-3     TOTAL
                                                           ---------    ---------   ---------     -----
   A.   Beginning of period Note Balance                   $21,359,266 $79,999,680 $40,874,837 $142,233,783
                                                           ------------------------------------------------
   B.   Noteholders' Principal Distributable Amount          5,140,751           0           0    5,140,751
   C.   Noteholders' Accelerated Principal Amount              179,269           0           0      179,269
   D.   Accelerated Payment Amount Shortfall                   921,457           0           0      921,457
   E.   Note Prepayment Amount                                       0           0           0            0
                                                           ------------------------------------------------
   F.   End of period Note Balance                         $15,117,788 $79,999,680 $40,874,837 $135,992,305
                                                           ------------------------------------------------
                                                           ------------------------------------------------
   G.   Note Pool Factors                                   31.495393%  99.999600%  99.999600%   80.528382%
                                                           ------------------------------------------------
                                                           ------------------------------------------------

                                       1

III. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

   A.   Beginning of period Certificate Balance                                                  $6,124,975
                                                                                               ------------
   B.   Certificateholders' Principal Distributable Amount                                                0
   C.   Certificateholders' Accelerated Principal Amount                                                  0
   D.   Certificate Prepayment Amount                                                                     0
                                                                                               ------------
   E.   End of period Certificate Balance                                                        $6,124,975
                                                                                               ------------
                                                                                               ------------
   F.   Certificate Pool Factor                                                                  99.999600%
                                                                                               ------------
                                                                                               ------------
IV. RECONCILIATION OF PRE-FUNDING ACCOUNT:

   A.   Beginning of period Pre-Funding Account balance                                                  $0
                                                                                               ------------
   B.   Purchase of Subsequent Receivables                                                   0
                                                                                   -----------
   C.   Investment Earnings                                                                  0
                                                                                   -----------
   D.   Investment Earnings Transfer to Collections Account                                  0
                                                                                   -----------
   E.   Payment of Mandatory Prepayment Amount                                               0
                                                                                   -----------
                                                                                                          0
                                                                                               ------------
   F.   End of period Pre-Funding Account balance                                                        $0
                                                                                               ------------
                                                                                               ------------
V. RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

   A.   Beginning of period Capitalized Interest  Account balance                                        $0
                                                                                               ------------
   B.   Monthly Capitalized Interest Amount                                                  0
                                                                                   -----------
   C.   Investment Earnings                                                                  0
                                                                                   -----------
   D.   Investment Earnings Transfer to Collections Account                                  0
                                                                                   -----------
   E.  Payment of Overfunded Capitalized Interest Account                                    0
                                                                                   -----------
   F.  Payment of Remaining Capitalized Interest Account
                                                                                   -----------
                                                                                                          0
                                                                                               ------------
   G.   End of period Capitalized Interest Account balance                                               $0
                                                                                               ------------
                                                                                               ------------
VI. RECONCILIATION OF COLLECTION ACCOUNT:

   A.   Available Funds:

        (1)  Collections on Receivables during period
               (net of Liquidation Proceeds)                                        $5,724,233
                                                                                   -----------
        (2)  Liquidation Proceeds collected
               during period                                                           637,444
                                                                                   -----------
        (3)  Purchase Amounts deposited in Collection
               Account
                                                                                   -----------
        (4)(a)  Investment Earnings - Collection Account                                20,094
                                                                                   -----------
           (b)  Investment Earnings - Transfer From Prefunding Account                       0
                                                                                   -----------
           (c)  Investment Earnings - Transfer From Capitalized Interest Account             0
                                                                                   -----------
        (5)  Collection of Supplemental Servicing Fees                                  98,302
                                                                                   -----------
        (6)  Monthly Capitalized Interest Amount                                             0
                                                                                   -----------
        (7)  Mandatory Prepayment Amount
                                                                                   -----------
        Total Available Funds                                                                     6,480,073
                                                                                               ------------
   B.   Distributions:

        (1)  Agent fees                                                                  6,408
                                                                                   -----------
        (2)  Base Servicing Fee and Supplemental Servicing Fees                        386,481
                                                                                   -----------
        (3)  Noteholders' Interest Distributable Amount
           (a)  Class A - 1                                                             99,214
                                                                                   -----------
           (b)  Class A - 2                                                            374,291
                                                                                   -----------
           (c)  Class A - 3                                                            217,999
                                                                                   -----------
        (4)  Noteholders' Principal Distributable Amount
           (a)  Class A - 1                                                          5,140,751
                                                                                   -----------
           (b)  Class A - 2                                                                  0
                                                                                   -----------
           (c)  Class A - 3                                                                  0
                                                                                   -----------
        (5)  Certificateholders' Interest Distributable Amount                          33,943
                                                                                   -----------
        (6)  Certificateholders' Principal Distributable Amount                              0
                                                                                   -----------
        (7)  Security Insurer Premiums                                                  41,717
                                                                                   -----------
        Total distributions                                                                       6,300,804
                                                                                               ------------
   C.   Excess Available Funds  (or Deficiency Claim Amount )                                       179,269
                                                                                               ------------
                                          2

   D.   Noteholders' Accelerated Principal Amount                                                  (179,269)
                                                                                               ------------
   E.   Certificateholders' Accelerated Principal Amount
                                                                                               ------------
   F.   Deposit to Spread Account                                                                        $0
                                                                                               ------------
                                                                                               ------------
VII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

   A.   Excess Available Funds  (VI.C.)                                               $179,269
                                                                                   -----------
   B.   Pro Forma Security Balance    (II.A.-II.B.+III.A.)                         143,218,007
                                                                                   -----------
   C.   Required Pro Forma Security Balance   (95% x (I.D.+IV.F.)                  143,434,367
                                                                                   -----------
   D.   Excess of Pro Forma Balance over Required Balance   (B. - C.)                 (216,360)
                                                                                   -----------
   E.   End of Period  Class A-1 Note Balance
          (before accel.princ. & accel. princ. shortfall)                           16,218,515
                                                                                   -----------
   F.   Greater of D. or E.                                                         16,218,515
                                                                                   -----------
   G.   Accelerated Principal Amount  (lesser of  A. or F.)                                        $179,269
                                                                                               ------------
                                                                                               ------------
VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

   A.   Pro Forma Security Balance                                                $143,218,007
                                                                                   -----------
   B.   Required Pro Forma Security Balance                                        143,434,367
                                                                                   -----------
   C.   Excess of Pro Forma Balance over Required Balance   (A. - B.)                 (216,360)
                                                                                   -----------
   D.   End of Period  Class A-1 Note Balance
          (before accel.princ. & accel. princ. shortfall)                           16,218,515
                                                                                   -----------
   E.   Greater of C. or D.                                                         16,218,515
                                                                                   -----------
   F.   Excess Available Funds  (VI.C.)                                                179,269
                                                                                   -----------
   G.   Investment Earnings on Collection Account                                       20,094
                                                                                   -----------
   H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                        $16,059,340
                                                                                               ------------
                                                                                               ------------
IX. RECONCILIATION OF SPREAD ACCOUNT:

   A.   Beginning of period Spread Account balance                                              $14,051,187
                                                                                               ------------
   B.   Additions to Spread Account
        (1)  Deposits from Collections Account    (VI. F.)                                   0
                                                                                   -----------
        (2)  Investment Earnings                                                        63,160
                                                                                   -----------
        (3)  Deposits Related to Subsequent Receivables Purchases                            0
                                                                                   -----------
        Total Additions                                                                              63,160
                                                                                               ------------
   C.   Spread Account balance prior to withdrawals                                              14,114,347
                                                                                               ------------
   D.   Requisite Amount of Spread Account
        (1)  Initial Spread Account Deposit                                         12,043,237
                                                                                   -----------
        (2)  Subsequent Spread Account Deposits                                      3,706,707
                                                                                   -----------
        (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)             15,749,944
                                                                                   -----------
        (4)    9% of end of period Aggregate Principal Balance                      13,588,519
                                                                                   -----------
        (5)  $100,000                                                                  100,000
                                                                                   -----------
        (6)  $3,500,000                                                              3,500,000
                                                                                   -----------
        (7)  End of period Note and Certificate Balance
               (before accel.principal shortfall calc)                             143,038,738
                                                                                   -----------
        (8)  Lesser of (6) or (7)                                                    3,500,000
                                                                                   -----------
        (9)  Greater of (5) or (8)                                                   3,500,000
                                                                                   -----------
       (10)  Aggregate Principal Balance                                           150,983,544
                                                                                   -----------
       (11)  End of period Note and Certificate Balance
               (before accel.principal shortfall calc)                             143,038,738
                                                                                   -----------
       (12)  Line (10) less line (11)                                                7,944,806
                                                                                   -----------
       (13)  OC level     (12) / (10) ,   Maximum 11%                                    5.26%
                                                                                   -----------
       (14)  14% less OC level, if OC level is greater than 5%                           8.74%
                                                                                   -----------
       (15)  Percent in (14)  x  End of period Aggregate Principal Balance          13,192,890
                                                                                   -----------
       (16)  15% of end of period Aggregate Principal Balance if Trigger Date
                                                                                   -----------
               Requisite Amount of Spread Account (greater
               of (1) or (6) or (7) if applicable)                                               13,192,890
                                                                                               ------------
   E.   Withdrawals from Spread Account
        (1)  Priority First - Deficiency Claim Amount
                                                                                   -----------
        (2)  Priority Second through Third
                                                                                   -----------
        (3)  Priority Fourth - Accelerated Payment Amount Shortfall     16,059,340
                                                                       -----------
               Accelerated Payment Amount Shortfall in Excess of
               Requisite Amount                                                        921,457
                                                                                   -----------
        (4)  Priority Fifth through Sixth
                                                                                   -----------
        (5)  Priority Seventh - to Servicer                                                  0
                                                                                   -----------
        Total withdrawals                                                                           921,457
                                                                                               ------------
   F.   End of period Spread Account balance                                                    $13,192,890
                                                                                               ------------
                                                                                               ------------
                                       3

X. PERFORMANCE TESTS:

   A.   Delinquency Ratio
        (1)  Receivables with Scheduled Payment
               delinquent more than 30 days
               at end of period   (XI.)                                            $16,386,365
                                                                                   -----------
        (2)  Purchased Receivables with Scheduled
               Payment delinquent more than 30
               days at end of period
                                                                                   -----------
        (3)  Beginning of period Principal Balance                                 156,124,295
                                                                                   -----------
        (4)  Delinquency Ratio (1)+(2) divided by (3)                                                10.50%
                                                                                               ------------
        (5)  Previous Monthly Period Delinquency Ratio                                               10.56%
                                                                                               ------------
        (6)  Second previous Monthly Period Delinquency Ratio                                         9.82%
                                                                                               ------------
        (7)  Average Delinquency Ratio (4)+(5)+(6)
               divided by 3                                                                          10.29%
                                                                                               ------------
        (8)  Compliance (Delinquency Test Failure is a
               Delinquency Ratio equal to or greater than 14%)                                        yes
                                                                                               ------------
   B.   Default Ratio
        (1)  Receivables becoming Defaulted Receivables
               during period                                                        $2,180,434
                                                                                   -----------
        (2)  Purchased Receivables with Scheduled
               Payment delinquent more than 30
               days at end of period
                                                                                   -----------
        (3)  Beginning of period Principal Balance                                 156,124,295
                                                                                   -----------
        (4)  Default Ratio (1)+(2) x 12 divided by (3)                                               16.76%
                                                                                               ------------
        (5)  Previous Monthly Period Default Ratio                                                   16.57%
                                                                                               ------------
        (6)  Second previous Monthly Period Default Ratio                                            13.50%
                                                                                               ------------
        (7)  Average Default Ratio (4)+(5)+(6)
               divided by 3                                                                          15.61%
                                                                                               ------------
        (8)  Compliance (Default Test Failure is a
             Default Ratio equal to or greater than 21%)                                              yes
                                                                                               ------------
   C.   Net Loss Ratio
        (1)  Receivables becoming Liquidated Receivables
               during period                                                        $1,758,285
                                                                                   -----------
        (2)  Purchased Receivables with Scheduled
             Payment delinquent more than 30
               days at end of period
                                                                                   -----------
        (3)  Cram Down Losses occurring during period
                                                                                   -----------
        (4)  Liquidation Proceeds collected
               during period                                                          (637,444)
                                                                                   -----------
        (5)  Beginning of period Principal Balance                                 156,124,295
                                                                                   -----------
        (6)  Net Loss Ratio (1)+(2)+(3)-(4) x 12
               divided by (5)                                                                         8.61%
                                                                                               ------------
        (7)  Previous Monthly Period Net Loss Ratio                                                   4.88%
                                                                                               ------------
        (8)  Second previous Monthly Period Net Loss Ratio                                            6.70%
                                                                                               ------------
        (9)  Average Net Loss Ratio (6)+(7)+(8)
               divided by 3                                                                           6.73%
                                                                                               ------------
       (10)  Compliance (Net Loss Test Failure is a
               Net Loss Ratio equal to or greater than 12%)                                            yes
                                                                                               ------------
XI. DELINQUENCY:

   A.   Receivables with Scheduled Payment delinquent
        (1)  31-60 days                                                             #    1,145  $11,142,543
                                                                                   ----------- ------------
        (2)  61-90 days                                                                    361    3,526,514
                                                                                   ----------- ------------
        (3)  over 90 days                                                                  166    1,717,308
                                                                                   ----------- ------------
        Receivables with Scheduled Payment delinquent
          more than 30 days at end of period                                             1,672  $16,386,365
                                                                                   ----------- ------------
XII. MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

   A.   Beginning of period number of Receivables                                                    14,901
                                                                                               ------------
   B.   Number of Subsequent Receivables Purchased                                                        0
                                                                                               ------------
   C.   Number of Receivables becoming Liquidated
          Receivables during period                                                                     126
                                                                                               ------------
                                       4

   D.   Number of Receivables becoming Purchased
          Receivables during period
                                                                                               ------------
   E.   Number of Receivables paid off during period                                                    123
                                                                                               ------------
   F.   End of period number of Receivables                                                          14,652
                                                                                               ------------
                                                                                               ------------
XIII. STATISTICAL DATA:

   A.   Weighted Average APR of the Receivables                                                      20.38%
                                                                                               ------------
   B.   Weighted Average Remaining Term of the Receivables                                            44.39
                                                                                               ------------
   C.   Average Receivable Balance                                                                  $10,305
                                                                                               ------------
   D.   Aggregate Realized Losses                                                                $3,454,257
                                                                                               ------------

AmeriCredit Financial Services, Inc.


By:
       --------------------------------
Name:  Preston A. Miller
Title: Senior Vice President
         and Controller
       --------------------------------
Date:  February 5, 1997
       --------------------------------

                                       5